                     Goldman Sachs Variable Insurance Trust
                          Goldman Capital Growth Fund
                      Goldman Sachs Growth and Income Fund
                        Goldman Sachs Mid Cap Value Fund
                    Goldman Sachs International Equity Fund

                              -------------------

                       Supplement dated August 1, 2001 to
                          Prospectus dated May 1, 2001

 This Prospectus supplement highlights certain portfolio manager changes that have occurred in 2001.

 Robert G. Collins is no longer a member of the Growth Equity Investment team. He co-heads the International Equity Management Team with Susan Noble. The "Service Providers" section of the London-based portfolio management team is revised to reflect this addition:

                                   Years
                  Fund             Primarily
 Name and Title   Responsibility   Responsible Five Year Employment History
-------------------------------------------------------------------------------
 Robert G.        Senior Portfolio    Since    Mr. Collins joined the
 Collins          Manager--           2001     Investment Adviser as a
 Managing         International                portfolio manager and Co-Chair
 Director         Equity Fund                  of the Growth Equity Investment
 Co-Head of                                    Committee in 1997. From 1991 to
 International                                 1997, he was a portfolio manager
 Equity                                        at Liberty Investment
 Management Team                               Management, Inc.
-------------------------------------------------------------------------------

 In addition, the following portfolio managers no longer have any Fund responsibility and their names should be deleted from the "Service Provid-ers" section of the Prospectus: Matthew B. McLennan; Meera Mayer; Danny Truell; Alice Lui and Ravi Shanker.

 VITSTCK 8-01